UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2026

GLOBAL-SMART.TECH INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56781	98-1664763
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Yehor Rodin

Kava b.b.

85320, Tivat, Montenegro

+1-205-2165924

(Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2026, the Board of Directors Global-Smart.Tech Inc. (“the Board”), appointed Leonel Agustin Peleriti to serve as an Independent Director of the Global-Smart.Tech Inc. (“the Company”), effective immediately.

The business background descriptions of the newly appointed Independent Director is as follows:

Mr. Peleriti holds a Bachelor’s degree in Information Systems Engineering from the National University of Córdoba, Argentina. From 2020 to 2023, Mr. Peleriti served as a Technology Solutions Analyst at Mercado Libre, headquartered in Buenos Aires, Argentina, where he focused on data-driven process optimization and digital infrastructure enhancements supporting cross-border e-commerce operations. In this role, he collaborated with engineering and product teams to implement scalable cloud-based solutions and improve transactional security protocols.

On March 31, 2026, the Company confirmed Mr. Peleriti’s appointment as an Independent Director.

The Board has determined that Mr. Peleriti satisfies the applicable independence requirements under the rules of the Over-the-counter (OTC) Markets and the Company’s corporate governance guidelines. The Board has reviewed and determined that there are no material conflicts of interest that would impair Mr. Peleriti's ability to act independently on behalf of the Company. There are no family relationships between Mr. Peleriti and any of the Company’s directors or executive officers. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2026	GLOBAL-SMART.TECH INC.

By: /s/ Yehor Rodin
Yehor Rodin, President, Secretary,
Treasurer, Director (Principal Executive, Financial and Accounting Officer)